UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On February17, 2017, Guidewire Software, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on February 16, 2017, the Company completed its acquisition of ISCS, Inc. (“ISCS”). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of ISCS and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items, and are filed as exhibits hereto. All other items in the Original Report remain the same.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited financial statements of ISCS as of and for the year ended December 31, 2016 are filed herewith as Exhibit 99.1. The consent of Armanino, LLP, ISCS's independent auditors, are filed herewith as Exhibit 23.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended October 31, 2016, and for the year ended July 31, 2016 giving effect to the acquisition of ISCS are filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1*	Agreement and Plan of Merger, by and among Guidewire Software, Inc., Igloo Acquisition Sub, Inc., Power Management Group, Inc., ISCS, Inc., Andrew Scurto and Timothy Shelton dated December 16, 2016.
23.1	Consent of Armanino LLP, Independent Auditors.
99.1	Audited financial statements of ISCS as of and for the year ended December 31, 2016.
99.2	Unaudited pro forma condensed combined financial information of Guidewire Software, Inc. as of and for the three months ended October 31, 2016, and for the year ended July 31, 2016.

*	Incorporated by reference to Exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed December 19, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Richard Hart
Richard Hart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1*	Agreement and Plan of Merger, by and among Guidewire Software, Inc., Igloo Acquisition Sub, Inc., Power Management Group, Inc., ISCS, Inc., Andrew Scurto and Timothy Shelton dated December 16, 2016.
23.1	Consent of Armanino LLP, Independent Auditors.
99.1	Audited financial statements of ISCS as of and for the year ended December 31, 2016.
99.2	Unaudited pro forma condensed combined financial information of Guidewire Software, Inc. as of and for the three months ended October 31, 2016, and for the year ended July 31, 2016.

*	Incorporated by reference to Exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed December 19, 2016.